Events After the Reporting Period	12 Months Ended
Dec. 31, 2021
Events After Reporting Period [Abstract]
Events After the Reporting Period	Events after the reporting period
The following events regarding the Telefónica Group took place between December 31, 2021 and the date of authorization for issue of the accompanying consolidated financial statements:
•On January 11, 2022, once the corresponding authorizations from the regulatory authorities were obtained and after the fulfillment of certain agreed conditions, the transaction between Colombia Telecomunicaciones S.A. ESP BIC (Telefónica Colombia) and a Colombian company controlled by Kohlberg Kravis Roberts - KKR (Onnet Fibra Colombia S.A.S) for the sale and purchase of certain fiber assets owned by Telefónica Colombia and for the provision of wholesale connectivity services by Onnet Fibra Colombia S.A.S to Telefónica Colombia, the development of activities of deployment of fiber network, and other associated services, was completed.
Telefónica Colombia received, as consideration, 187 million U.S. dollars (approximately 165 million euros at the exchange rate at such date) and 40% of the shares of a Spanish company controlled by KKR, Alamo HoldCo S.L., the sole shareholder of Onnet Fibra Colombia S.A.S.
•On January 13, 2022, Telefónica executed an amendment to the syndicated facility agreement signed on March 15, 2018, with several domestic and international financial entities for a maximum aggregate amount of 5,500 million euros, linked to sustainability objectives: greenhouse gas emissions reduction and increase of women in executive positions.
This facility agreement is composed of a 5-year single tranche revolving credit facility in an aggregate amount of up to 5,500 million euros with two annual extension options, at the request of Telefónica, for a maximum maturity of 7 years.
•On January 13, 2022, after the satisfaction of the closing conditions and once the relevant regulatory approvals were obtained, Telefónica Centroamérica Inversiones, S.L (60% of which is held, directly and indirectly, by Telefónica and 40% by Corporación Multi Inversiones) transferred its stake (99.3%) in Telefónica Móviles El Salvador to General International Telecom El Salvador, S.A. de C.V. for an amount of 139 million U.S. dollars (approximately 121 million euros at the exchange rate at such date).
•On January 26, 2022, Colombia Telecomunicaciones, S.A. ESP made an early repayment of its bilateral loan for 132 million U.S. dollars signed on March 24, 2020, and originally scheduled to mature in 2023.
•On February 1, 2022, Telefónica’s subsidiary, Pontel Participaciones, S.L. (“Pontel”), a company which is held 83.35% by Telefónica and 16.65% by Pontegadea Inversiones, S.L. (“Pontegadea”), reached an agreement with Taurus Bidco S.à r.l. (“Taurus”, a company managed by KKR) for the purchase of 40% of the share capital of Telxius Telecom, S.A. (“Telxius”), held by Taurus, for an estimated amount of 215.7 million euros, being the referred price subject to, among others, adjustments derived from the sale of the towers business to American Tower.
As a result of the transaction, Pontel, which currently holds the remaining 60% of the share capital of Telxius, will become the sole shareholder of this company. Pontegadea will increase its holding in Pontel to 30% and Telefónica will hold a 70% stake.
Thus, in terms of indirect holding in Telxius, Pontegadea will increase its holding from 9.99% to 30% and Telefónica from 50.01% to 70%.
The closing of the transaction is subject to the obtaining of the relevant regulatory and competition authorizations.
•On February 8, 2022, Telefónica Brasil S.A redeemed 1,000 million Brazilian reais of its bond, issued on February 8, 2017.